Dreyfus Variable
Investment Fund,
Special Value Portfolio

ANNUAL REPORT December 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The portfolio could be adversely affected if the computer systems used by Dreyfus and the portfolio's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the portfolio invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the portfolio's investments and its share price.


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Portfolio Performance

                             7   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                            19   Report of Independent Auditors

                            20   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                      Dreyfus Variable Investment Fund, Special Value Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Variable Investment Fund, Special Value Portfolio, covering the 12-month period from January 1, 1999, through December 31, 1999. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Timothy M. Ghriskey.

The past year has been both highly volatile and rewarding for many investors in U.S. stocks. On December 31, the last trading day of 1999, most major stock market indices hit new highs, including the Dow Jones Industrial Average, the S& P 500 Index of large-cap stocks, the technology-heavy Nasdaq 100 and the Russell 2000 Index of small-capitalization stocks.

These simultaneous highs masked the remarkable narrowness of the stock market's advance in 1999, however. Following the trend established over the past several years, growth-oriented stocks handily outperformed value-oriented stocks. Indeed, until a more broad-based rally in the fourth quarter, stellar performance was generally limited to a handful of highly valued technology and telecommunications companies. In our view, many fundamentally sound companies in other market sectors may be selling at attractive valuations.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Variable Investment Fund, Special Value Portfolio.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
January 14, 2000




DISCUSSION OF PERFORMANCE

Timothy M. Ghriskey, Portfolio Manager

How did Dreyfus Variable Investment Fund, Special Value Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 1999, Dreyfus Variable Investment Fund, Special Value Portfolio achieved a total return of 7.27%.(1) This performance compares with the Russell 1000 Value Index, the portfolio's new benchmark, which achieved a total return of 7.35% for the same period.(2)

We attribute the portfolio's absolute performance primarily to the high degree of discipline with which we maintained our value-oriented investment approach during a period that favored growth-oriented investments. Performance relative to the Russell 1000 Value Index, our benchmark, was affected by the selection and timing of individual investments.

What is the portfolio's investment approach?

The portfolio invests in a diversified group of value-oriented companies. We define a value stock as one that appears underpriced in relation to the company's intrinsic value, as measured by a wide range of financial and business data. To put it another way, we seek to buy growing companies at bargain prices

We select investments one stock and one company at a time. Our investment process starts with computerized, quantitative analysis of the universe of stocks. First we attempt to identify those stocks that meet our definition of value, and then we focus on those value stocks we believe are best positioned to grow in the current market environment. Our team of experienced analysts examines the fundamentals of each top-ranked candidate. Armed with these analytical insights, the portfolio manager decides which stocks to purchase, and whether any current holdings should be sold.

                                                        The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

The result of our approach during the recent 12-month period was a diversified portfolio of carefully selected stocks that delivered mixed performance. The portfolio enjoyed particularly strong results from several of its technology holdings. Despite sky-high valuations in much of the technology sector, we succeeded in identifying several stocks that met our value-oriented investment criteria. These included microprocessor manufacturer Intel, software developer Computer Associates International, and computer maker Apple Computer. Some of our holdings in this sector, such as Sun Microsystems, appreciated so rapidly that we sold them for valuation reasons during the period.

Health care proved to be another fruitful sector, despite an increasingly restrictive regulatory environment that hurt many health care stocks. Holdings such as Allergan and Columbia/HCA Healthcare rose sharply in response to effective restructuring efforts. Several other holdings among HMOs also bucked the sector' s poor overall performance by taking advantage of a strong pricing environment and implementing effective cost controls.

The traditional value sectors of utilities and energy also provided positive returns for the portfolio. We invested in utility companies such as Enron and Illinova late in the period at a time when utility stock prices were severely depressed. When utility stocks rose in December 1999, the portfolio enjoyed gains as a result. Energy stocks benefited during much of 1999 from rising oil prices, as well as cost cutting and consolidation in the industry. We invested in some of the sector's best performers, including Royal Dutch Petroleum (New York Shares) and BP Amoco.

What other factors influenced the portfolio's performance?

Our financial services holdings performed weakly because of the effects of several influences. Insurers, such as Torchmark, were hurt by fears of Y2K-related lawsuits and by a sharply competitive environment that limited pricing flexibility. Banks, such as First Tennessee National, suffered as a result of rising interest rates. And some holdings such as Bank One fell in response to company-specific problems.


In the consumer staples sector, company-specific problems hurt several of the portfolio' s holdings. For example, Dean Foods financed an acquisition through the distribution of shares of stock, thereby diluting shareholder value and forcing stock prices lower. Newell Rubbermaid suffered from merger-related difficulties. Poor results from these and other securities drove the portfolio's return from this sector into negative territory.

What is the portfolio's current strategy?

We   believe   it   is  important  to  maintain  our  consistent,  disciplined, value-oriented investment strategy. During 1999, the gap between the values of growth stocks and value stocks rose to levels never seen before. The market appeared to ignore all traditional measures of a company's intrinsic worth.

By allocating a portion of assets to a managed portfolio of value-oriented stocks, we believe that investors can diversify their holdings and may position themselves to benefit from sudden shifts in market sentiment, such as we witnessed in April of 1999. Accordingly, we have adhered to our value-oriented investment approach.

January 14, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- THE RUSSELL 1000 VALUE INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES.

                                                        The Portfolio

PORTFOLIO PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Variable Investment Fund, Special Value Portfolio with the Standard and Poor's 500 Composite Stock Price Index, the Wilshire Midcap Value Index and the Russell 1000 Value Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/99


                                                            Inception                                                From
                                                              Date             1 Year             5 Years          Inception
------------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO                                                    8/31/90            7.27%              8.00%             8.37%


(+)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

(+)(+)  SOURCE: WILSHIRE ASSOCIATES, INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The portfolio's performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS VARIABLE INVESTMENT FUND, SPECIAL VALUE PORTFOLIO ON 8/31/90 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE ON THAT DATE IN EACH OF THE RUSSELL 1000 VALUE INDEX, THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX ("S&P 500"), AND THE WILSHIRE MIDCAP VALUE INDEX, WHICH ARE DESCRIBED BELOW. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THIS IS THE FIRST YEAR IN WHICH COMPARATIVE PERFORMANCE IS BEING SHOWN FOR THE RUSSELL 1000 VALUE INDEX, WHICH HAS BEEN SELECTED AS THE PRIMARY INDEX FOR COMPARING THE FUND'S PERFORMANCE BASED ON THE FUND'S AND THE INDEX'S LARGE-CAP VALUE ORIENTATION. THE RUSSELL 1000 VALUE INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE S&P 500 IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE. THE WILSHIRE MIDCAP VALUE INDEX CONSISTS OF THE MEDIUM-CAP COMPANIES IN THE WILSHIRE 5000 INDEX THAT MEET CERTAIN STATISTICAL CRITERIA FOR "VALUE." PERFORMANCE FOR THE S&P 500 AND THE WILSHIRE MIDCAP VALUE INDEX WILL NOT BE PROVIDED WITH THE NEXT ANNUAL REPORT, BUT IS PROVIDED HEREWITH PURSUANT TO APPLICABLE REGULATIONS. NONE OF THE FOREGOING INDICES TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.





STATEMENT OF INVESTMENTS

December 31, 1999

COMMON STOCKS--100.8%                                   Shares      Value ($)
--------------------------------------------------------------------------------

BANKING--13.4%

Bank of America                                         29,300      1,470,494

Bank of New York                                        14,800        592,000

Bank One                                                13,100        420,019

Chase Manhattan                                         18,800      1,460,525

First Tennessee National                                24,800        706,800

FleetBoston Financial                                   31,000      1,079,187

Morgan (J.P.) & Co.                                      9,200      1,164,950

Wells Fargo                                             18,900        764,269

                                                                    7,658,244

CONSUMER DURABLES--2.1%

General Motors                                          16,200       1,177,537

CONSUMER NON-DURABLES--3.1%

Heinz (H.J.)                                            21,100         840,044

PepsiCo                                                 17,600         620,400

Philip Morris Cos.                                      12,800         296,800

                                                                     1,757,244

CONSUMER SERVICES--4.1%

Clear Channel Communications                          7,400(a)         660,450

Disney (Walt)                                        21,300            623,025

MediaOne Group                                        4,600(a)         353,337

Viacom, Cl. B                                        11,700(a)         707,119

                                                                     2,343,931

ELECTRONIC TECHNOLOGY--10.6%

Apple Computer                                        5,700(a)         586,031

Boeing                                               15,600            648,375

Compaq Computer                                      11,400            308,512

EMC                                                   8,200(a)         895,850

General Dynamics                                      5,800            305,950

Hewlett-Packard                                       2,400            273,450

Intel                                                 7,500            617,344

International Business Machines                       7,400            799,200

Micron Technology                                     2,300(a)         178,825

Motorola                                              9,900          1,457,775

                                                                     6,071,312

ENERGY MINERALS--9.5%

BP Amoco, ADS                                        21,000          1,245,563

Conoco, Cl. B                                         7,200            179,100

                                                        The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                            Shares          Value ($)
--------------------------------------------------------------------------------

ENERGY MINERALS (CONTINUED)

Exxon Mobil                                          35,248          2,839,667

Royal Dutch Petroleum (New York Shares)              14,100            852,169

Texaco                                                6,000            325,875

                                                                     5,442,374

FINANCE--10.5%

American Express                                      2,100            349,125

Citigroup                                            51,700          2,872,581

Fannie Mae                                            9,800            611,887

Freddie Mac                                           3,000            141,187
Morgan Stanley Dean Witter & Co.                      9,700          1,384,675

XL Capital, Cl. A                                    11,700            606,937

                                                                     5,966,392

HEALTH SERVICES--2.2%

Columbia/HCA Healthcare                              42,600          1,248,713

HEALTH TECHNOLOGY--2.4%

Merck & Co.                                          11,500            771,219

Watson Pharmaceuticals                               16,100(a)         576,581

                                                                     1,347,800

INSURANCE--6.2%

Allstate                                              9,100            218,400

American General                                     15,900          1,206,413

American International Group                         19,400          2,097,625

                                                                     3,522,438

NON-ENERGY MINERALS--2.2%

Alcoa                                                12,100          1,004,300

Weyerhaeuser                                          3,600            258,525

                                                                     1,262,825

PROCESS INDUSTRIES--4.1%

Dow Chemical                                          2,400            320,700

duPont (E.I.) deNemours & Co.                         9,900            652,163

Eastman Chemical                                      6,700            319,506

International Paper                                   4,700            265,256

Olin                                                 24,700            489,369

PPG Industries                                        5,000            312,813

                                                                     2,359,807


COMMON STOCKS (CONTINUED)                            Shares          Value ($)
--------------------------------------------------------------------------------

PRODUCER MANUFACTURING--5.4%

Caterpillar                                          4,100             192,956

General Electric                                     5,500             851,125

Georgia-Pacific Group                               14,100             715,575

Honeywell International                             10,162             586,220

Minnesota Mining & Manufacturing                     4,600             450,225

Tyco International                                   8,000             311,000

                                                                     3,107,101

TECHNOLOGY SERVICES--4.5%

Charter Communications, Cl. A                       23,900             522,813

Computer Associates International                   19,400           1,356,788

Electronic Data Systems                             10,500             702,844

                                                                     2,582,445

UTILITIES--20.5%

AES                                                  4,600(a)          343,850

AT&T                                                38,000           1,928,500

AT&T--Liberty Media Group, Cl. A                    17,000(a)          964,750

BCE                                                  8,100             730,519

Bell Atlantic                                        9,000             554,062

BellSouth                                           21,600           1,011,150

Coastal                                             22,300             790,256

Duke Energy                                          4,100             205,513

Enron                                                7,400             328,375

GTE                                                 18,700           1,319,519

Illinova                                             9,700             337,075

MCI WorldCom                                         8,400(a)          445,725

SBC Communications                                  33,558           1,635,952

Sprint (FON Group)                                   7,600             511,575

U S WEST                                             8,300             597,600

                                                                    11,704,421

TOTAL COMMON STOCKS

   (cost $49,435,613)                                               57,552,584

                                                                   The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

                                                     Principal
SHORT-TERM INVESTMENTS--.6%                         Amount ($)       Value ($)
--------------------------------------------------------------------------------

U.S. TREASURY BILLS:

  4.90%, 1/13/2000

   (cost $349,428)                                    350,000         349,548
--------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $49,785,041)                   101.4%       57,902,132

LIABILITIES, LESS CASH AND RECEIVABLES                  (1.4%)       (803,125)

NET ASSETS                                             100.0%       57,099,007

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  49,785,041  57,902,132

Receivable for investment securities sold                               589,301

Dividends receivable                                                     80,019

Prepaid expenses                                                          5,257

                                                                     58,576,709
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            36,881

Cash overdraft due to Custodian                                          33,804

Payable for shares of Beneficial Interest redeemed                      756,330

Payable for investment securities purchased                             618,638

Accrued expenses                                                         32,049

                                                                      1,477,702
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       57,099,007
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      48,919,324

Accumulated undistributed investment income--net                         54,174

Accumulated net realized gain (loss) on investments                       8,418

Accumulated net unrealized appreciation (depreciation)

   on investments--Note 4                                             8,117,091
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       57,099,007
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of
   Beneficial Interest authorized)                                    3,899,534

NET ASSET VALUE, offering and redemption price per share ($)              14.64

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF OPERATIONS

Year Ended December 31, 1999

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $11,150 foreign taxes withheld at source)       914,250

Interest                                                                33,449

TOTAL INCOME                                                           947,699

EXPENSES:

Investment advisory fee--Note 3(a)                                     455,777

Prospectus and shareholders' reports                                    27,420

Professional fees                                                       24,086

Custodian fees                                                          12,300

Trustees' fees and expenses--Note 3(b)                                     887

Shareholder servicing costs                                                618

Miscellaneous                                                            1,516

TOTAL EXPENSES                                                         522,604

INVESTMENT INCOME--NET                                                 425,095
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              3,789,504

Net unrealized appreciation (depreciation) on investments              (4,898)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               3,784,606

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 4,209,701

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                               ---------------------------------
                                                     1999               1998
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            425,095              405,287

Net realized gain (loss) on investments         3,789,504            3,319,993

Net unrealized appreciation
   (depreciation) on investments                  (4,898)            4,623,217

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   4,209,701             8,348,497
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                          (370,921)            (412,632)

Net realized gain on investments              (4,725,193)                 --

TOTAL DIVIDENDS                               (5,096,114)            (412,632)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                   4,712,401           14,388,912

Dividends reinvested                            5,096,114              412,632

Cost of shares redeemed                      (15,087,532)          (12,454,202)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           (5,279,017)            2,347,342

TOTAL INCREASE (DECREASE) IN NET ASSETS       (6,165,430)           10,283,207
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            63,264,437           52,981,230

END OF PERIOD                                  57,099,007           63,264,437

Undistributed investment income--net               54,174                  --
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                       311,362            1,044,993

Shares issued for dividends reinvested            350,784               27,861

Shares redeemed                                 (999,465)             (914,852)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (337,319)              158,002

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.


                                                                                        Year Ended December 31,
                                                                 -----------------------------------------------------------------
                                                                 1999          1998          1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            14.93         12.99         10.60          11.70         12.37

Investment Operations:

Investment income--net                                            .11(a)        .10           .06            .63           .51

Net realized and unrealized

   gain (loss) on investments                                     .95          1.94          2.40          (1.05)         (.54)

Total from Investment Operations                                 1.06          2.04          2.46           (.42)         (.03)

Distributions:

Dividends from investment income--net                            (.10)         (.10)         (.01)          (.56)         (.64)

Dividends in excess of
   investment income-net                                           --            --          (.00)(b)       (.06)           --

Dividends from net realized gain
   on investments                                               (1.25)           --          (.06)            --            --

Paid-in capital                                                    --            --            --           (.06)           --

Total Distributions                                             (1.35)         (.10)         (.07)          (.68)         (.64)

Net asset value, end of period                                  14.64         14.93         12.99          10.60         11.70
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 7.27         15.69         23.14          (3.62)         (.26)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to
   average net assets                                             .86          .83            .99            .93           .94

Ratio of dividends on securities sold short

   to average net assets                                           --          --             .02             --            --

Ratio of net investment income

   to average net assets                                          .70          .67            .38           4.12          3.56

Portfolio Turnover Rate                                        171.41       252.24         188.57         124.19         53.88
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          57,099       63,264         52,981         21,101        25,272

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering thirteen series, including the Special Value Portfolio (the "portfolio") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The portfolio is a diversified series. The portfolio's investment objective is to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Premier Mutual Fund Services, Inc. is the distributor of the portfolio's shares, which are sold without a sales charge.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of
                                                              The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio receives net earnings credits based on available cash balances left on deposit.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To
the    extent    that    the    net

realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

In accordance with an agreement with a bank, the portfolio may borrow up to $5 million under a short-term unsecured line of credit. Interest on borrowings is charged at rates which are related to the Federal funds rate in effect from time to time. During the period ended December 31, 1999, the portfolio did not borrow under the line of credit.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(A)  Pursuant  to  an Investment Advisory Agreement with Dreyfus, the investment advisory  fee  is  computed  at the annual rate of .75 of 1% of the value of the
portfolio'  s   average   daily   net   assets   and   is   payable   monthly.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 1999, the portfolio was charged $45 pursuant to the transfer agency agreement.

(B) Each trustee who is not an "affiliated person" as defined in the Act received from the fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation.

Each non-affiliated trustee is a Board member of one or more funds comprising a certain group of funds (" Fund Group") within the Dreyfus complex. Effective
January    1,    2000,   for   their   participation   as   a    The   Portfoli

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

trustee in a Fund Group, the trustees receive an annual fee of $40,000 each, $6,000 for each meeting attended in person and $500 for each telephonic meeting in which they participate. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation.

(C) During the period ended December 31, 1999, the portfolio incurred total brokerage commissions of $226,756, of which $5,433 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 1999, amounted to $102,224,877 and $109,032,869, respectively.

At December 31, 1999, accumulated net unrealized appreciation on investments was
$8,117,091,   consisting   of   $9,788,080  gross  unrealized  appreciation  and
$1,670,989 gross unrealized depreciation.

At December 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Variable Investment Fund, Special Value Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, Special Value Portfolio (one of the series constituting the Dreyfus Variable Investment Fund) as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Special Value Portfolio at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

February 3, 2000

                                                        The Portfolio


IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes, the portfolio hereby designates $.5280 per share as a long-term capital gain distribution of the $1.0720 per share paid on December 28, 1999 and also designates $.2730 per share as a long-term capital gain distribution paid on March 31, 1999.

The portfolio also designates 39.17% of the ordinary dividends paid during the fiscal year ended December 31, 1999 as qualifying for the corporate dividends received deduction.


                        For More Information

                        Dreyfus Variable
                        Investment Fund,
                        Special Value Portfolio
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Premier Mutual Fund Services, Inc.
                        60 State Street
                        Boston, MA 02109

To obtain information:

BY TELEPHONE
Call 1-800-554-4611 or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Servicing

(c) 2000 Dreyfus Service Corporation                                  118AR9912